UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 24, 2011
____________________

Universal Gold Mining Corp.
(Exact name of registrant as specified in its charter)
_________________________

Nevada	333-140900	20-4856983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bentall Four Centre Suite 3474 – 1055 Dunsmuir Street Vancouver, British Columbia	V7X 1K8
(Address of principal executive offices)	(Zip Code)

(604) 608-0223
_____________________
(Registrant’s telephone number, including area code)

_____________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On January 24, 2011, Universal Gold Mining Corp., a Nevada corporation (“UGMC”), entered into indemnification agreements with each of its directors and executive officers, namely David Cather, Andrew Neale, Craig Niven and Bruce Stewart. The indemnity provided is in addition to that provided by the Nevada Revised Statutes or any successor statutes and is limited in certain circumstances including if the indemnitee has committed actual or material fraud in his or her request for indemnification.  The description of our indemnification agreements set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Form of Indemnification Agreement filed as Exhibit 10.1 hereto.

Item 5.07               Submission of Matters to a Vote of Security Holders.

On January 26, 2011, UGMC held a special meeting of its stockholders for the purpose of approving amendments to UGMC’s Amended and Restated Articles of Incorporation, as amended, to (1) effect a reverse stock split in a ratio ranging from one-for-five to one-for-fifty of all UGMC’s issued and outstanding shares of common stock and to effect a reduction in the number of authorized shares of common stock in an amount ranging from 30% to 75% of the current authorized number (which is 1,500,000,000), in both cases in a ratio and amount to be determined by UGMC’s Board of Directors if it determines to proceed with such reverse stock split and (2) include provisions that are primarily protective to UGMC’s stockholders.  The following summarizes the final voting results for both proposals:

Votes For	% of Total Shares Outstanding & Voted For	Votes Against	Votes Abstained	Broker Non-Votes

53,217,517	57.2%	--	--	--

Item 7.01               Regulation FD Disclosure.

The information in this Current Report on Form 8-K and the Exhibit referenced herein, related to Item 7.01, are being furnished to the U.S. Securities and Exchange Commission pursuant to Item 7.01 of Form 8-K and are not deemed to be “filed” with the U.S. Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18.

UGMC intends to effectuate a reverse stock split in a ratio of one-for-ten of all of UGMC’s issued and outstanding shares of common stock, subject to UGMC’s Board of Directors’ determination to proceed with such reverse stock split.

For more information regarding the amendments to UGMC’s Amended and Restated Articles of Incorporation, as amended, that were approved at the January 26, 2011 special meeting of UGMC’s stockholders, see Exhibit 99.1 to the Form 8-K furnished to the U.S. Securities and Exchange Commission on January 18, 2011.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Form of Indemnification Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL GOLD MINING CORP.

By:	/s/ Craig Niven
Name: Craig Niven
Title: Interim Chief Financial Officer and Assistant Secretary

Dated:  January 28, 2011